Geneva Advisors International Growth Fund
Geneva Advisors International Growth Fund
Supplement dated September 12, 2013 to the Geneva Advisors International Growth Fund Prospectus dated May 22, 2013 This supplement makes the following correction to the Prospectus dated May 22, 2013.
The disclosure in the summary section entitled "Principal Investment Strategies" beginning on page 2 is corrected to read as follows:
“The Fund typically invests in securities of issuers from at least three or more non-U.S. countries, with at least 40% of the Fund’s net assets invested in securities of foreign issuers.  The Fund's investments in securities of foreign issuers may include securities of issuers located in emerging markets.  Emerging markets are less developed countries as defined by the investment community and represented by the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM”).”

Please retain this Supplement with your Prospectus for future reference.